UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 11, 2005


                            US GLOBAL NANOSPACE, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                000 - 23339                13-3720542
 (State or other jurisdiction      (Commission               (IRS Employer
       of incorporation)          File Number)            Identification No.)

         2533 North Carson Street, Suite 5107
                  Carson City, Nevada                            89706
        (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code (775) 841-3246
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      This Form 8-K and other reports filed by US Global Nanospace, Inc. (the "Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01 Entry Into A Material Definitive Agreement

      On May 11, 2005 the Registrant entered into agreements with USDR Aerospace, Ltd. and USDR, Inc., entities that are owned and controlled by John Robinson, the Registrant's Chief Executive Officer and a director. Pursuant to the agreements, USDR Aerospace, Ltd. and USDR, Inc. agreed to accept shares of the Registrant's common stock, $0.001 par value, as full and final payment for loans made to the Registrant.

      The principal amount of the loan from USDR Aerospace, Ltd., plus accrued interest totaled $112,868.59 and was due to be paid on February 28, 2005. USDR Aerospace, Ltd. accepted 1,763,572 shares of the Registrant's common stock, having a value of $0.064 per share, which was the closing price of the common stock on May 11, 2005.

      The principal amount of the loan from USDR, Inc., plus accrued interest, totaled $190,152.42 and was due to be paid on February 28, 2005. USDR, Inc. accepted 2,971,132 share of the Registrant's common stock, having a value of $0.064 per share, which was the closing price of the common stock on May 11, 2005.

Item 8.01 Other Events.

      On August 17, 2004 the Registrant reported that it entered into a Development and License Agreement, dated August 13, 2004, with Kidde Firefighting, Inc. ("Kidde"), regarding the license and development by Kidde of the Registrant's ALL-CLEAR(TM) Chemical and Biological Agent Decontamination Foam product. On May 12, 2005, the Registrant received written confirmation from Kidde that Kidde has been acquired by United Technologies Corporation (NYSE:
UTX) ("UTC"). Kidde also wrote that UTC's acquisition of Kidde does not change the relationship between the Registrant and Kidde, and that Kidde will continue to actively pursue the ALL-CLEAR(TM) decontamination foam opportunity.

Item 9.01 Financial Statements and Exhibits

      Exhibits:

      10.1 Agreement to Convert Debt dated May 11, 2005 between the Registrant and USDR Aerospace, Ltd.

      10.2 Agreement to Convert Debt dated May 11, 2005 between the Registrant and USDR, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 US GLOBAL NANOSPACE, INC.
                                                       (Registrant)

Date: May 17, 2005
                                                     /s/ John Robinson
                                          --------------------------------------
                                          John Robinson, Chief Executive Officer